SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): July 11, 2003



                                  Duratek, Inc.
                        -------------------------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       0-14292              22-2427618
    ------------------             ----------------    -----------------------
(State or Other Jurisdiction       (Commission File      (I.R.S. Employer
    of Incorporation)                  Number)         Identification Number)



                10100 Old Columbia Road, Columbia, Maryland 21046
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 312-5100


                                       N/A
               -------------------------------------------- ----
          (Former Name or Former Address, if Changed Since Last Report)

                                  DURATEK, INC.



Item 7.  Financial Statements and Exhibits.


         99.1 Press Release, issued July 11, 2003.

Item 9.  Regulation FD Disclosure.


     On July 11, 2003, Duratek, Inc. issued the press release attached hereto as
Exhibit 99.1 announcing that the United States District Court for the Eastern District of Washington dismissed all claims with prejudice the claim filed in May 2000 Duratek, Inc. and BNFL, Inc. The press release is incorporated herein by this reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DURATEK, INC.


Date: July 11, 2003                               By: /s/ Robert F. Shawver
                                                     -----------------------
                                                  Robert F. Shawver
                                                  Executive Vice President and
                                                  Chief Financial Officer

Exhibit Index

99.1              Press Release dated July 11, 2003 issued by Duratek, Inc.